1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS LLP BRIAN J. ROBBINS (190264) brobbins@robbinsllp.com CRAIG W. SMITH (164886) csmith@robbinsllp.com ASHLEY R. RIFKIN (246602) arifkin@robbinsllp.com 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 SCHUBERT JONCKHEER AND KOLBE LLP ROBERT C. SCHUBERT (S.B.N. 62684) rschubert@sjk.law WILLEM F. JONCKHEER (S.B.N. 178748) wjonckheer@sjk.law Three Embarcadero Center, Suite 1650 San Francisco, CA 94111 Telephone: (415) 788-4220 Facsimile: (415) 788-0161 Lead Counsel for Plaintiffs [Additional Counsel on Signature Page] UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION IN RE BANC OF CALIFORNIA, INC. STOCKHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS. ) ) ) ) ) ) ) ) ) Lead Case No. 8:19-cv-621-DMG-DFMx (Consolidated with Case Nos. 19-cv- 1152 and 19-cv-05488) AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 1 of 26 Page ID #:986

- 1 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This Amended Corrected Stipulation and Agreement of Settlement (“Stipulation”), dated August 27, 2021, is made and entered into by and among the following Parties (as defined herein), by and through their respective counsel of record: (1) plaintiffs Kristopher Gordon (“Gordon”), and Colleen Witmer (“Witmer” and collectively with Gordon, “Plaintiffs”)1; (2) nominal defendant Banc of California, Inc. (“Banc”, the “Company,” or the “Nominal Defendant”); and (3) individual defendants Halle J. Benett, Jonah F. Schnel, Jeffrey Karish, Robert Sznewajs, Eric L. Holoman, Chad T. Brownstein, Richard J. Lashley, Douglas H. Bowers, and John C. Grosvenor (collectively, the “Individual Defendants,” and together with Banc and Plaintiffs, the “Parties”). This Stipulation is intended by the Parties to settle the above-captioned stockholder derivative action, and to fully, finally, and forever resolve, discharge, and settle the Released Claims,2 subject to the terms and conditions set forth herein. I. DEFINITIONS As used in this Stipulation, the following terms have the meaning specified below. 1.1 “Action” means the above-captioned consolidated stockholder derivative action pending in the United States District Court, Central District of California, captioned In re Banc of California, Inc. Stockholder Derivative Litigation, Case No. 8:19-cv-00621- DMG-DFM. 1.2 “Board” means the Board of Directors of the Banc of California. 1.3 “Court” means the United States District Court for the Central District of California. 1 Plaintiff Donald Johnston (“Johnston”) plans to file a request to withdraw as plaintiff in this consolidated derivative action. 2 All capitalized terms not otherwise defined are defined in section VII. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 2 of 26 Page ID #:987

- 2 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.4 “Company,” “Banc,” or “Nominal Defendant” means Banc of California, Inc., and includes all of its subsidiaries, predecessors, successors, affiliates, officers, directors, employees, and agents. 1.5 “Defendants” mean, collectively, the Individual Defendants and Nominal Defendant Banc of California. 1.6 “Defendants’ Counsel” means (1) Morrison and Foerster LLP; (2) Munger, Tolles & Olson LLP; (3) Sullivan and Cromwell, LLP, (4) Jones Day, and (5) Bergeson LLP. 1.7 “Defendants’ Released Claims” means collectively all actions, suits, claims, demands, rights, liabilities, and causes of action of every nature and description whatsoever, including both known claims and Unknown Claims, asserted or that might have been asserted in any forum by Defendants’ Released Persons against Plaintiffs’ Released Persons, which arise out of, are based on, or relate in any way, directly or indirectly, to the institution, prosecution, or settlement of the Action; provided, however, that “Defendants’ Released Claims” shall not include any claims to enforce the Settlement nor any claims to enforce Confidentiality or Nondisclosure Agreements previously entered into by Defendants, Plaintiffs and/or Plaintiffs’ Counsel. 1.8 “Defendants’ Released Persons” mean each of the Defendants, Defendants’ Counsel, and, to the maximum extent permitted by law, each of their immediate family members, spouses, heirs, executors, estates, administrators, trustees, assigns, and any trusts in which Defendants, or any of them, are settlors, or which are for the benefit of any Defendants and/or members of his or her immediate family; any entity in which a Defendant, and/or members of his family has a controlling interest; each of the Defendants’ present and former attorneys, legal representatives, and assigns in connection with the Action; Defendants’ insurers; and all present and former directors and officers, agents, Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 3 of 26 Page ID #:988

- 3 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, and divisions. 1.9 “Directors” mean current and former individual members of the Board of Directors of Banc of California. 1.10 “Effective Date” means the first date by which all of the events and conditions specified in Paragraph 6.1 herein have been met and have occurred. 1.11 “Escrow Account” means an interest-bearing escrow account to be established and maintained by Plaintiffs’ Counsel or their agent for the purpose of payment of the Fee and Expense Amount, as provided in Paragraph 5.2 of this Stipulation. 1.12 “Execution Date” means the date this Stipulation has been signed by all the signatories through their respective counsel. 1.13 “Fee and Expense Amount” means the sum to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses, detailed in Paragraph 5 herein, subject to Court approval, in recognition of the substantial benefits conferred upon Banc and Banc stockholders by the initiation, prosecution, and settlement of the Action. 1.14 “Final” means the date when the Order and Final Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court of appeals has either affirmed the judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Order and Final Judgment or affirmed the court of appeals’ decision affirming the judgment or dismissing the appeal. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 4 of 26 Page ID #:989

- 4 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.15 “Individual Defendants” mean, collectively, Halle J. Benett, Jonah F. Schnel, Jeffrey Karish, Robert Sznewajs, Eric L. Holoman, Chad T. Brownstein, Richard J. Lashley, Douglas H. Bowers, and John C. Grosvenor. 1.16 “Notice to Banc of California Stockholders” or “Notice” means the Notice of Proposed Settlement, substantially in the form of Exhibit D attached hereto. 1.17 “Order and Final Judgment” means the [Proposed] Order and Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit F. 1.18 “Party” or “Parties” mean, collectively, each of the Plaintiffs (on behalf of themselves and derivatively on behalf of Banc), each of the Individual Defendants, and Nominal Defendant Banc of California. 1.19 “Person” or “Persons” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and their spouses, heirs, predecessors, successors, representatives, or assignees. 1.20 “Plaintiffs” means collectively plaintiffs Kristopher Gordon and Colleen Witmer. 1.21 “Plaintiffs’ Counsel” means, collectively, (1) Robbins LLP; (2) Schubert Jonckheer & Kolbe LLP; and (3) Holzer & Holzer, LLC. 1.22 “Plaintiffs’ Released Claims” means all actions, suits, claims, demands, rights, liabilities, and causes of action of every nature, and description whatsoever, including both known claims or Unknown Claims, that have been, could have been, or in the future can or might be asserted in any federal, state or foreign court, tribunal, forum or proceeding by Banc, Plaintiffs’ Released Persons, or any current or former Banc stockholder derivatively on behalf of Banc of California, against any of Defendants’ Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 5 of 26 Page ID #:990

- 5 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Released Persons, based upon, arising out of, or related to the allegations, facts, transactions, events, occurrences, acts, disclosures, statements, representations, omissions, or failures to act relating to all matters involved, set forth, referred to, or alleged in any complaint(s) filed in the Derivative Actions or the Demand Letters; provided however, that “Released Claims” shall not include any claims to enforce the Settlement. For the avoidance of doubt, “Released Claims” does not include any claims by any Defendant against Steven Sugarman related to the litigation filed in Los Angeles Superior Court captioned Sugarman et al. v. Benett, et al., L.A.S.C. Case No. 19STCV36697. 1.23 “Plaintiffs’ Released Persons” mean Plaintiffs, Plaintiffs’ Counsel and each of their immediate family members, spouses, heirs, executors, administrators, successors, trustees, attorneys, personal or legal representatives, advisors, estates, assigns, and agents thereof. 1.24 “Preliminary Approval Order” means the [Proposed] Order Preliminarily Approving Settlement to be entered by the Court, substantially in the form of Exhibit C attached hereto, including, inter alia, preliminarily approving the terms and conditions of the Settlement as set forth in this Stipulation, directing that Notice and Summary Notice be provided to Banc stockholders, and scheduling a Settlement Hearing to consider whether the Settlement and the Fee and Expense Amount should be finally approved. 1.25 “Released Claims” means Defendants’ Released Claims and Plaintiffs’ Released Claims. 1.26 “Released Parties” means Defendants’ Released Persons and Plaintiffs’ Released Persons. 1.27 “Settlement” means the settlement documented in this Stipulation. 1.28 “Settlement Hearing” means a hearing by the Court to review this Stipulation and determine: (i) whether to enter the Order and Final Judgment; and (ii) all other matters related to the Settlement that are properly before the Court. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 6 of 26 Page ID #:991

- 6 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.29 “Stipulation” means this Stipulation and Agreement of Settlement. 1.30 “Summary Notice” means the Summary Notice of Proposed Settlement substantially in the form of Exhibit E attached hereto. 1.31 “Unknown Claims” means any of Plaintiffs’ Released Claims and Defendants’ Released Claims that any Party does not know or suspect exists in his, her, or its favor at the time of the Settlement, including, without limitation, those claims which, if known, might have affected the decision to enter into, or not object to, this Settlement. The Parties expressly waive, relinquish, and release any and all provisions, rights, and benefits conferred by or under section 1542 of the California Civil Code (“§ 1542”) or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to Plaintiffs’ Released Claims and Defendants’ Released Claims in the Settlement, as the case may be, but it is the intention of the Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Plaintiffs’ Released Claims and Defendants’ Released Claims that are known or unknown, suspected or unsuspected, contingent or absolute, apparent or unapparent, which do not exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 7 of 26 Page ID #:992

- 7 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.32 “Galanis” means Jason Galanis. 1.33 “Aurelius Blog” means the October 18, 2016, post on SeekingAlpha.com by “Aurelius” entitled “BANC: Extensive Ties to Notorious Fraudster Jason Galanis Make Shares Un-Investible.” 1.34 “Special Committee” means the Board committee created after the Aurelius Blog was published that, among other things, assessed connections between Galanis and Banc and Banc’s officers and directors. 1.35 “Gordon Demand Futility Action” means the stockholder derivative action captioned Gordon v. Sznewajs, et al., Case No. 8:17-cv-1678 (C.D. Cal.), filed on September 26, 2017, alleging certain individuals breached their fiduciary duties in connection with, among other things, the Board’s response to the allegations made in the Aurelius Blog. 1.36 “Witmer Demand” means the written demand sent by Witmer on November 17, 2017, to the Board demanding the Board investigate and, if appropriate, pursue litigation relating to facts substantially similar to those alleged in the Gordon Demand Futility Action, including undisclosed relationships between certain of Banc’s top executives and Galanis, other undisclosed conflicts of interest and related party transactions involving members of the Board, and alleged accounting manipulations. 1.37 “First Witmer Demand Refused Action” means the stockholder derivative action captioned Witmer v. Sugarman, et al., Case No. 8:18-cv-00246 (C.D. Cal.), filed by Witmer on February 12, 2018, alleging wrongful refusal of the Witmer Demand. 1.38 “Johnston Demand” means the written demand sent on May 22, 2018, by Johnston to the Board demanding that the Board investigate, address, remedy, and commence proceedings against certain of the Company’s current and former officers and directors for breach of fiduciary duties, violations of sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and any applicable laws, rules, and regulations related Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 8 of 26 Page ID #:993

- 8 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to the Company’s internal controls and the alleged improper relationship between Banc’s top executives, its Board, and Galanis. 1.39 “Gordon Demand” means the July 3, 2018, written demand sent by Gordon to the Board demanding that the Board commence a good faith investigation into allegations of misconduct by certain current and former officers and directors and requested the Board take appropriate steps to remedy the identified breaches of fiduciary duty and remedy Banc’s internal controls. 1.40 “November 15, 2019 Demand” means the written litigation demand sent on November 15, 2019, by Gordon, Johnston, and Witmer collectively to Banc regarding additional potential misconduct regarding, among other things, potentially improper kickbacks, undisclosed conflicts of interest, and retaliation against whistleblowers. 1.41 “Demand Letters” means the Witmer Demand, the Johnston Demand, Gordon Demand, and the November 15, 2019 Demand. 1.42 “Rejection Letters” mean the January 4, 2019, letters sent by Banc rejecting each of the Witmer Demand, the Johnson Demand, and the Gordon Demand. 1.43 “Gordon Demand Refused Action” means the stockholder derivative action filed by Gordon on April 2, 2019, in the United States District Court for the Central District of California, captioned Gordon v. Bennett, et al., Case No. 8:19-cv-00621-DMG-DFM (C.D. Cal.), alleging Defendants violated their fiduciary duties in connection with the misconduct described in the Gordon Demand and further alleging the Board’s decision to reject the demand was improper under Maryland law. 1.44 “Johnston Demand Refused Action” means the stockholder derivative action in the United States District Court for the Central District of California, captioned Johnston v. Sznewajs, et al., Case No. 8:19-cv-01152-AG-DFMx, filed on June 10, 2019, by Johnston similarly alleging breaches of fiduciary duty arising from substantially the same misconduct as that alleged in the Gordon Demand Refused Action. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 9 of 26 Page ID #:994

- 9 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.45 “Second Witmer Demand Refused Action” means the stockholder derivative action in the United States District Court for the Central District of California, captioned Witmer v. Sugarman, et al., Case No. 2:19-cv-05488-AG-DFMx, filed on June 24, 2019, by Witmer also alleging misconduct substantially similar to that alleged in the Gordon Demand Refused Action and the Johnston Demand Refused Action. 1.46 “Derivative Actions” means the Action, the Gordon Demand Futility Action, the First Witmer Demand Refused Action, the Gordon Demand Refused Action, the Johnston Demand Refused Action, and the Second Witmer Demand Refused Action. 1.47 “Consolidated Complaint” means the Verified Consolidated Shareholder Derivative Complaint filed in the Action. 1.48 “December 6 Stipulation” means the stipulation filed on December 6, 2019, that provided a briefing schedule for Defendants’ anticipated motions to dismiss the Action. II. DESCRIPTION OF THE DERIVATIVE ACTIONS On September 26, 2017, Gordon filed the Gordon Demand Futility Action. Gordon alleged he was excused from making a pre-litigation stockholder demand to investigate the wrongdoing described in the Gordon Demand Futility Action because a majority of the Board was conflicted and faced substantial personal liability for the conduct described in the Gordon Demand Futility Action. By Order dated June 13, 2018, the Court granted Defendants’ motions to dismiss the Gordon Demand Futility Action, with leave to amend. On June 22, 2018, Gordon filed a notice of voluntary dismissal of the Gordon Demand Futility Action. On November 17, 2017, Witmer sent the Witmer Demand. On January 8, 2018, Banc responded to the Witmer Demand, stating that the Company would not initiate any investigation in response until the related, then-pending Gordon Demand Futility Action was resolved. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 10 of 26 Page ID #:995

- 10 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On February 12, 2018, Witmer filed the First Witmer Demand Refused Action alleging wrongful refusal of the Witmer Demand. By Order dated August 23, 2018, the Court granted Banc’s motion to dismiss the First Witmer Demand Refused Action. On May 22, 2018, Johnston sent the Johnston Demand. On July 3, 2018, after the Gordon Demand Futility Action was voluntarily dismissed, Gordon sent the Gordon Demand. On September 4, 2018, Johnston wrote to Banc requesting information relating to the purported investigation by the Board into the stockholder demands. On January 4, 2019, Banc sent the Rejection Letters stating that Banc had investigated the subject matters raised in the demands and determined it would not be in the best interest of the Company to pursue the claims alleged or implement any additional remedial measures at the time. On January 24, 2019, Gordon wrote the Board requesting documents demonstrating the Board’s process and conclusions in reaching its decision to reject the stockholders’ demands. On February 25, 2019, Johnston wrote Banc similarly requesting such books and records. Banc declined to produce the requested books and records. On April 2, 2019, Gordon filed the Gordon Demand Refused Action. On June 10, 2019, Johnston filed the Johnston Demand Refused Action. On June 24, 2019, Witmer filed the Second Witmer Demand Refused Action. On September 23, 2019, the United States District Court for Central District of California entered an order approving the Parties’ stipulation to consolidate the Gordon Demand Refused Action, Johnston Demand Refused Action, and the Second Witmer Demand Refused Action, and appointed Schubert Jonckheer & Kolbe LLP and Robbins LLP as co-lead counsel. See Gordon Demand Refused Action, ECF No. 56. On November 15, 2019, Plaintiffs Gordon, Johnston, and Witmer sent the November 15, 2019 Demand. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 11 of 26 Page ID #:996

- 11 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On November 22, 2019, Plaintiffs filed the Consolidated Complaint alleging that the Individual Defendants breached their fiduciary duties to Banc. The Consolidated Complaint alleges that the Board’s decision to reject the stockholder demands was improper under Maryland law. On December 6, 2019, the Parties filed the December 6 Stipulation. On December 9, 2019, the Court entered an order approving the December 6 Stipulation. III. SETTLEMENT NEGOTIATIONS Shortly after the Court approved the December 6 Stipulation, the Parties commenced negotiations to settle the Action. Plaintiffs’ Counsel state that, after obtaining Banc’s confidential, internal policies reflecting its relevant internal controls, Plaintiffs’ Counsel thoroughly analyzed Banc’s corporate governance, reviewed industry best practices, and proposed a slate of thorough corporate governance reforms that could strengthen the Company’s internal controls and form a basis for a settlement of the Action. The Parties thereafter engaged in extensive and protracted arms’-length negotiations regarding the corporate governance reforms, which included numerous phone calls and emails, and several settlement proposals and counterproposals over the course of many months. The Parties regularly sought, and the Court granted, extensions to the proposed briefing schedule to accommodate the ongoing negotiations. After significant and contentious arm’s-length negotiations, the Parties reached agreement on the substantive terms of the proposed Settlement, which were memorialized in a Memorandum of Understanding (“MOU”) dated April 6, 2021. After signing the MOU, the Parties commenced negotiations relating to the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in recognition of the benefits conferred on the Company through the Reforms. No agreement could be reached. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 12 of 26 Page ID #:997

- 12 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 IV. PLAINTIFFS’ COUNSELS’ STATEMENTS ABOUT THEIR INVESTIGATION, THE CLAIMS, AND THE SUBSTANTIAL BENEFITS OF THE SETTLEMENT Plaintiffs’ Counsel believe and contend: The claims asserted in the Action have merit, and Plaintiffs’ entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals. Plaintiffs’ Counsel have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged. Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events alleged in the Action, including, but not limited to: (1) inspecting, analyzing, and reviewing Banc’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (2) consulting with an accounting expert; (3) drafting litigation demand letters; (4) drafting the complaints in the Action, including the Consolidated Complaint; (5) researching the applicable law with respect to the claims asserted in the Action and the potential defenses thereto; (6) reviewing and analyzing securities analysts’ reports and advisories and media reports about the Company; (7) reviewing and analyzing the pleadings contained in the Securities Action, as well as other lawsuits relevant to the allegations made in the Action; (8) researching the Company’s internal corporate governance policies, processes, and procedures, as well as Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 13 of 26 Page ID #:998

- 13 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 those of the Company’s peers; (9) preparing and submitting a detailed settlement demand and modified demands over the course of the Parties’ settlement negotiations; (10) engaging in extensive settlement discussions with counsel for Defendants regarding the specific facts of the Action, the perceived strengths and weakness of the claims and defenses thereto, and the remedies that might be secured through litigation as compared to those that could be secured through settlement; (11) negotiating the terms of a written memorandum of understanding embodying the principal substantive settlement terms; and (12) negotiating this comprehensive final Stipulation and Agreement of Settlement. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, confers substantial benefits upon Banc, and is in the best interests of the Banc and its stockholders. Accordingly, Plaintiffs have agreed to settle the Action upon the terms and subject to the conditions set forth herein. V. DEFENDANTS’ DENIAL OF WRONGDOING Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Derivative Actions and the Demand Letters, and the Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Action. Nonetheless, Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. Defendants have, therefore, determined that it is in the best interests of Banc and its stockholders for the Action to be settled in the manner and upon the terms and conditions set forth in this Stipulation. Neither this Stipulation, nor any of its terms or provisions, nor entry of the Order and Final Judgment (as defined herein), nor any document or exhibit referred or attached Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 14 of 26 Page ID #:999

- 14 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to this Stipulation, nor any action taken to carry out this Stipulation, is or may be construed or used as evidence of the validity of any of Plaintiffs’ Released Claims, or as an admission by or against any of the Defendants or any Defendants’ Released Persons of any fault, wrongdoing, or concession of liability whatsoever. VI. BOARD APPROVAL The Board, in a good-faith exercise of its business judgment, has concluded that the Reforms to be implemented and maintained by Banc as a result of the Settlement confer benefits on the Company, and has approved the Settlement, and each of its terms as set forth in this Stipulation, as being in the best interests of Banc and its stockholders. VII. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT Plaintiffs (on behalf of themselves and derivatively on behalf of the Banc), the Individual Defendants, and Banc, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to the approval of the Court, the Consolidated Complaint, Defendants’ Released Claims, and Plaintiffs’ Released Claims, which include, but are not limited to, the claims that have been or could have been asserted in the Consolidated Complaint, and shall be finally and fully compromised, settled, and released, and the Action shall be dismissed with prejudice, upon the terms and subject to the conditions set forth herein as follows: 1. Settlement Consideration. 1.1 As a result of the filing, prosecution, and settlement of the Action, Banc shall, within thirty (30) days after entry of an order granting final approval of the settlement, implement (to the extent not already implemented) the corporate governance reforms (“Reforms”) set forth in Exhibits A and B hereto. Banc acknowledges that Plaintiffs’ litigation and settlement efforts were a substantial and material factor in causing the Company to adopt, implement, and maintain the Reforms, as set forth in the attached Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 15 of 26 Page ID #:1000

- 15 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Exhibits A and B. Banc acknowledges that the Reforms confer benefits on Banc and that the Settlement is fair, reasonable, and in the best interests of the Company. 2. Approval and Notice. 2.1 Plaintiffs shall submit the Stipulation together with its exhibits to the Court, and shall apply for entry of the Preliminary Approval Order, substantially in the form of Exhibit C attached hereto, requesting, inter alia: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the method of providing notice of proposed Settlement to Banc stockholders; (iii) approval of the form of Notice attached hereto as Exhibit D and the Summary Notice attached hereto as Exhibit E; and (iv) a date for the Settlement Hearing. 2.2 Notice to Banc stockholders shall consist of a Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (“Notice”), which includes the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit D, as well as a Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (“Summary Notice”), substantially in the form attached hereto as Exhibit E. 2.3. Banc shall undertake the administrative responsibility for giving notice to Banc stockholders and Banc or its insurance carriers shall be solely responsible for paying the costs and expenses related to providing such notice to its stockholders. Within fourteen (14) business days after the entry of the Preliminary Approval Order, Banc shall cause the Stipulation of Settlement and Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, and Banc shall publish the Summary Notice one time in the national edition of Investors’ Business Daily. Banc shall also publish the SEC filing with attachments on the Company’s website until the judgment becomes Final. The Parties believe the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to Banc stockholders pursuant to applicable law and due Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 16 of 26 Page ID #:1001

- 16 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 process. Prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Notice and Summary Notice. 2.4 Pending the Court’s determination as to final approval of the Settlement, Plaintiffs are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against any of the Released Persons. 3. Releases. 3.1 Upon the Effective Date, Plaintiffs’ Released Persons shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally and forever released, relinquished, and discharged as against Defendants’ Released Persons any and all of Plaintiffs’ Released Claims (including Unknown Claims), and shall forever be barred and enjoined from instituting, commencing, or prosecuting any and all of Plaintiffs’ Released Claims against Defendants’ Released Persons. 3.2 Upon the Effective Date, Defendants’ Released Persons shall fully, finally and forever release, relinquish and discharge as against Plaintiffs’ Released Persons any and all of Defendants’ Released Claims, and shall forever be barred and enjoined from instituting, commencing, or prosecuting any and all of Defendants’ Released Claims against Plaintiffs’ Released Persons. 3.3 Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation. 4. Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses. 4.1 The Parties agree that Plaintiffs may make a motion to the Court seeking an award of attorneys’ fees and expenses (the “Fee and Expense Amount”) for the benefits conferred upon Banc through the Reforms. Banc reserves the right to oppose any such motion. The Fee and Expense Amount approved by the Court will be payable by Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 17 of 26 Page ID #:1002

- 17 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Banc’s directors’ and officers’ insurance carrier(s). The Individual Defendants shall have no obligation to pay any portion of the Fee and Expense Amount or such other amount as may be awarded by the Court. 4.2 The Fee and Expense Amount to the extent awarded by the Court or such other amount as may be awarded by the Court shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Action. The Fee and Expense Amount shall be funded to Plaintiffs’ Counsel within 28 business days of the entry of the Final Approval Order (and upon provision by Plaintiffs’ Counsel of all required funding information and tax identification numbers). In the event the Judgment fails to become Final, or any Fee and Expense award is reversed or modified on appeal, then Plaintiffs’ Counsel shall refund to Defendants’ insurers all attorneys’ fees and expenses previously paid within within fifteen (15) calendar days of receiving notice from Defendants or from a court of appropriate jurisdiction. 4.3 Defendants shall have no responsibility for, and no liability with respect to, the allocation of the attorneys’ fees awarded among Plaintiffs’ Counsel and/or to any other person who may assert some claim thereto. Any proceeding, appeal, or petition pertaining solely to the Fee and Expense Amount or reversal or modification thereof, shall not operate to terminate, modify, or cancel this Stipulation, or affect or delay the Effective Date or the finality of the Judgment approving this Stipulation and the Settlement of the Action. 4.4 Except as otherwise provided herein, each of the Parties shall bear his, her, or its own costs and expenses in connection with the Action; provided however, that nothing in this Stipulation shall be construed to have any effect upon any Individual Defendant’s existing rights to indemnification or advancement from Banc or pursuant to any applicable policy of insurance. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 18 of 26 Page ID #:1003

- 18 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4.5 The Parties agree that Plaintiffs may apply to the Court for approval of reasonable service awards (the “Service Awards”) for each Plaintiff, to be paid out of any Fee and Expense Amount approved by the Court in recognition of Plaintiffs’ participation and effort in the prosecution of the Action. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation. Neither Banc nor any of the Individual Defendants shall be liable for any portion of any service award. 5. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination. 5.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events: (a) Court approval of the Settlement and approval of the content and method of providing Notice of the proposed Settlement to Banc stockholders, and the subsequent dissemination of the Notice to Banc stockholders; (b) the entry by the Court of the Order and Final Judgment substantially in the form of Exhibit F attached hereto; (c) the payment of the Fee and Expense Amount in accordance with Paragraph 4.3 herein; and (e) the Order and Final Judgment having become Final. 5.2 If any of the conditions specified in Paragraph 5.1 are not met, or the Settlement is terminated for any reason, the Stipulation may be canceled and terminated subject to Paragraph 5.3 at any Party’s option, unless the Parties mutually agree in writing to proceed with the Stipulation. 5.3 If for any reason the Effective Date of this Stipulation does not occur, or if this Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (a) the Parties and Released Persons shall be restored to their Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 19 of 26 Page ID #:1004

- 19 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 respective positions as of the Execution Date of this Stipulation; (b) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be refunded and returned within fifteen (15) calendar days of receiving notice from Defendants or from a court of appropriate jurisdiction; and (d) all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any of the Parties of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding (other than with respect to enforcing the terms of this Stipulation). In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 6. Miscellaneous Provisions. 6.1 The Parties: (i) acknowledge that it is their intent to consummate this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation; provided, however, that Defendants shall have no obligation to renegotiate any material terms of the Stipulation. If any disputes arise out of the finalization of the Settlement itself, the Parties to such disputes shall first meet and confer in an effort to resolve any disputes. 6.2 In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 20 of 26 Page ID #:1005

- 20 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6.3 The Parties agree that the terms of the Settlement were negotiated in good faith by the Parties and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Parties agree that throughout the course of litigation, all Parties and their counsel complied with the provisions of Rule 11 of the Federal Rules of Civil Procedure and all similar laws and/or rules governing professional conduct. 6.4 Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered, or used in any way by the Parties as a presumption, a concession, or an admission of, or evidence of, the validity of any of Plaintiffs’ Released Claims, or of any fault, wrongdoing, or liability of any of the Parties, Plaintiffs’ Counsel, Defendants’ Counsel, Defendants’ Released Persons, or Plaintiffs’ Released Persons; or (ii) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Parties as a presumption, a concession or an admission of, or evidence of, any fault, omission, wrongdoing, or liability of any of the Parties, Plaintiffs’ Counsel, Defendants’ Counsel, Defendants’ Released Persons, or Plaintiffs’ Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. The Parties, Plaintiffs’ Counsel, Defendants’ Counsel, Defendants’ Released Persons, and Plaintiffs’ Released Persons may file the Stipulation and/or the Order and Final Judgment in any action brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good-faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 6.5 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 21 of 26 Page ID #:1006

- 21 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6.6 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail. 6.7 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest. 6.8 The Stipulation and the exhibits attached hereto represent the complete and final resolution of all disputes among the Parties with respect to the Action, constitute the entire agreement among the Parties, and supersede any and all prior negotiations, discussions, term-sheets, agreements, understandings, or undertakings, whether oral or written, with respect to such matters. 6.9 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Parties. The Parties agree that this Stipulation will run to their respective successors-in-interest, and they further agree that any planned, proposed or actual sale, merger or change-in-control of Banc shall not void this Stipulation, and that in the event of a planned, proposed or actual sale, merger or change-in-control of Banc they will continue to seek final approval of this Stipulation expeditiously, including but not limited to the settlement terms reflected in this Stipulation and the Fee and Expense Amount. 6.10 All agreements made and orders entered during the course of the Action relating to the confidentiality of information and documents shall survive this Stipulation. 6.11 Plaintiffs have not assigned, encumbered, or in any manner transferred in whole or in part any of the Released Claims. 6.12 Each counsel or other Person executing the Stipulation or its exhibits on behalf of any of the Parties hereby warrants that such Person has the full authority to do so. The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Parties. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 22 of 26 Page ID #:1007

- 22 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6.13 The Stipulation may be executed by facsimile or with a pdf signature and in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court. 6.14 Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. 6.15 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that state’s choice-of-law principles. 6.16 The Stipulation shall be deemed drafted equally by all Parties hereto. 6.17 Without affecting the finality of the Order and Final Judgement entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation and the Order and final Judgement, and the Parties and their counsel submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and the Order and Final Judgement, and for matters arising out of, concerning, or relating thereto. 6.18 The waiver by a Party of any breach of the Settlement by any other Party shall not be deemed a waiver of any other prior or subsequent breach of Settlement. The Provisions of the Settlement may not be waived except by a writing signed by the affected Party, or counsel for that Party. IN WITNESS WHEREOF, the Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated August 27, 2021. Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 23 of 26 Page ID #:1008

- 23 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS LLP By: /s/ Ashley R. Rifkin Ashley R. Rifkin Brian J. Robbins Craig W. Smith Ashley R. Rifkin 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 E-mail: brobbins@robbinsllp.com csmith@robbinsllp.com arifkin@robbinsllp.com Co-Lead Counsel for Plaintiffs SCHUBERT JONCKHEER & KOLBE LLP By: /s/ Willem F. Jonckheer Willem F. Jonckheer Robert C. Schubert Willem F. Jonckheer Three Embarcadero Center, Suite 1650 San Francisco, CA 94111 Telephone: (415) 788-4220 Facsimile: (415) 788-0161 E-mail: rschubert@sjk.law wjonckheer@sjk.law Co-Lead Counsel for Plaintiffs MORRISON AND FOERSTER LLP By: /s/ Mark R. McDonald Mark R. McDonald Mark R. McDonald 707 Wilshire Boulevard Suite 6000 Los Angeles, CA 90017-3543 Telephone: (213) 892-5200 Facsimile: (213) 892-5454 E-mail: mmcdonald@mofo.com Counsel for Nominal Defendant Banc of California, Inc. MUNGER TOLLES & OLSON LLP By: /s/ John Gildersleeve John Gildersleeve JOHN SPIEGEL JOHN GILDERSLEEVE 350 South Grand Avenue 50th Floor Los Angeles, CA 90071 Telephone: (213) 683-9100 E-Mail: John.Spiegel@mto.com John.Gildersleeve@mto.com Counsel for Defendant John Grosvenor SULLIVAN & CROMWELL LLP By: /s/ Robert A. Sacks Robert A. Sacks 1888 Century Park East Los Angeles, CA 90067-1725 Telephone: (310) 712-6640 Facsimile: (310) 712-8800 Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 24 of 26 Page ID #:1009

- 24 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 E-Mail: sacksr@sullcrom.com Counsel for Defendant Chad T. Brownstein JONES DAY By: /s/ Roman E. Darmer Roman E. Darmer Roman E. Darmer Robert M. Tiefenbrun 3161 Michelson Drive, Suite 800 Irvine, CA 92612 Telephone: (949) 851-3939 Facsimile: (949) 553-7539 E-mail: rdarmer@jonesday.com rtiefenbrun@jonesday.com Counsel for Defendants Robert D. Sznewajs, Jonah F. Schnel, Halle J. Benett, Richard J. Lashley, Douglas H. Bowers and Jeffrey Karish By: /s/ Eric L. Holoman Eric L. Holoman (with permission by Mark R. McDonald) Pro Se Pursuant to Civil L.R. 5-4, I, Ashley R. Rifkin, as the ECF user under whose credentials this document is filed, attests that concurrence in the filing of this document has been obtained from each of the other signatories. I declare under penalty of perjury under the laws of California and the United States of America that the foregoing is true and correct. Executed at San Diego, California this 27th day of August, 2021. /s/ Ashley R. Rifkin Ashley R. Rifkin Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 25 of 26 Page ID #:1010

- 25 - AMENDED CORRECTED STIPULATION AND AGREEMENT OF SETTLEMENT CASE NO. 8:19-cv-621-DMG-DFMx 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 E-mail: arifkin@robbinsllp.com Co-Lead Counsel for Plaintiffs 1544835 Case 8:19-cv-00621-DMG-DFM Document 120 Filed 09/27/21 Page 26 of 26 Page ID #:1011